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                                                                   EXHIBIT 10.23

                               THIRD AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

     THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT ("this Amendment") is made and entered into as of the 31st day of December, 1996, by and among FLEET CAPITAL CORPORATION, a Rhode Island corporation, successor in interest by merger to FLEET CAPITAL CORPORATION, a Connecticut corporation, formerly known as SHAWMUT CAPITAL CORPORATION, successor in interest by assignment to BARCLAYS BUSINESS CREDIT, INC. ("Lender"), LOWRANCE ELECTRONICS, INC., a Delaware corporation ("Lowrance"), LEI EXTRAS, INC., a Delaware corporation ("LEI"), LOWRANCE CONTRACTS, INC., a Delaware corporation ("Lowrance Contracts") and SEA ELECTRONICS, INC., an Oklahoma corporation ("Sea Electronics") (Lowrance, LEI, Lowrance Contracts and Sea Electronics are herein individually and collectively called "Borrower").

                                    RECITALS

     A. Borrower, Lowrance Australia Pty Limited and Lender have entered into that certain Loan and Security Agreement, dated December 15, 1993, as amended by that certain First Amendment to Loan and Security Agreement, dated October 16, 1995, by and among Lender and Borrower, as amended by that certain Second Amendment to Loan and Security Agreement, dated November 1, 1996 by and among Lender and Borrower (as amended, the "Loan Agreement").

     B. Borrower has indicated that it may in the future request Revolving Credit Loans (as defined in the Loan Agreement) which will cause the unpaid balance of the Revolving Credit Loans to exceed the Borrowing Base (as defined in the Loan Agreement) (the "Special Overadvance").

     C. Borrower and Lender desire to amend the Loan Agreement as hereinafter set forth in order to, among other things, provide for the Special Overadvance.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                    ARTICLE I
                                   Definitions

     1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

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                                   ARTICLE II
                                   Amendments

     2.01 Amendment to Section 1.1; Amendment of Certain Definitions. Effective as of the date hereof, the definition of "Borrowing Base" contained in Section
1.1 of the Loan Agreement is hereby deleted in their entirety, and the following shall be substituted therefor:

          "Borrowing Base - as at any date of determination thereof, an amount equal to the lesser of:

          (a) the Revolving Credit Commitment; or

          (b) an amount equal to:

               (i) 85% of the net amount of Eligible Accounts other than Eligible Wal-Mart Accounts or Eligible Kmart Accounts outstanding at such date; PLUS

               (ii) 80% of the net amount of Eligible Wal-Mart Accounts and Eligible Kmart Accounts outstanding at such date;

         PLUS

               (iii) the lesser of (A) the Inventory Commitment Amount or (B) the sum of (x) 30% of the value of Raw Materials Eligible Inventory at such date, and (y) 60% of the value of Finished Goods Eligible Inventory at such date, all of the above as calculated on the basis of the lower of cost or market with cost calculated on a first-in, first-out basis; PLUS

               (iv) the Permitted Overadvance Amount;

          MINUS (subtract from the sum of clauses (i), (ii), (iii) and (iv) above)

               (v) an amount equal to the sum of (A) the face amount of all Letters of Credit outstanding at such date, (B) the amount of all reserves established by Lender on a monthly basis (and promptly notified to Borrower) to reflect the liability of Lender and/or Bank under or in connection with guaranties by Lender and/or Bank of all foreign exchange contracts pursuant to Section 2.5 hereof, (C) the amount of any mandatory prepayment paid pursuant to Section 2.2(B) and applied by Lender to the Revolving Credit Loans outstanding, (D) any amounts received by Lender from the Insurance Assignment and applied to the Obligations,

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          and (E) any amounts which Lender may pay (but which have not been paid and applied to the Revolving Credit Loans outstanding) pursuant to any of the Loan Documents for the account of Borrower other than Letters of Credit.

          For purposes hereof, the net amount of Eligible Accounts, Eligible Wal-Mart Accounts or Eligible Kmart Accounts, as the case may be, at any time shall be the face amount of such Eligible Accounts, Eligible Wal-Mart Accounts or Eligible Kmart Accounts, less any and all credit memoranda or credit adjustments issued for discounts (which may, at Lender's option, be calculated on the shortest terms), credits and rebills, returns, allowances, pricing errors or other similar items at any time outstanding or payable in connection with such Accounts at such time." 2.02 Amendment to Section 1.1; Addition of Certain Definitions. Effective as of the date hereof, Section 1.1 of the Loan Agreement is hereby amended by adding the following definitions thereto in alphabetical order:

          "Permitted Overadvance Amount - (i) $4,000,000.00 during the period from January 1, 1997 through and including January 31, 1997, (ii) $3,000,000.00 during the period from February 1, 1997 through and including March 13, 1997, (iii) $2,000,000.00 during the period from March 14, 1997 through and including March 20, 1997, (iv) $1,000,000.00 during the period from March 21, 1997 through and including March 30, 1997, and (v) $0 thereafter."

          "Third Amendment Agreement - the Third Amendment to Loan and Security Agreement, dated as of December 30, 1996, by and between Lender and Borrower."

                                   ARTICLE III
                 Conditions Precedent and Post-Closing Covenants

     3.01 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lender:

          (a) Lender shall have received this Amendment, duly executed by Borrower;

          (b) In consideration of the agreement by Lender to make the Permitted Overadvance Amount to Borrower, and in addition to all interest, fees, charges and expenses otherwise payable under the Loan Agreement with respect to the Permitted Overadvance Amount and the other Obligations, Borrower shall pay to Lender a special overadvance fee of $100,000.00 on March 1, 1997;

          (c) The representations and warranties contained herein, in the Loan Agreement and in the Other Agreements, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof;

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          (d) No Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been specifically waived in writing by Lender; and

          (e) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel.

                                   ARTICLE IV
                                    No Waiver

     Nothing contained in this Amendment shall be construed as a waiver by Lender of any covenant or provision of the Loan Agreement, the Other Agreements, this Amendment, or of any other contract or instrument between Borrower and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Loan Agreement, the Other Agreements, this Amendment and any other contract or instrument between Borrower and Lender.

                                    ARTICLE V
                  Ratifications, Representations and Warranties

     5.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the Other Agreements, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the Other Agreements are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Loan Agreement and the Other Agreements, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     5.02 Representations and Warranties. Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all Other Agreements executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Certificate/Articles of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any Other Agreement are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing; (d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the Other Agreements, as amended hereby; (e) the Borrower's Certificate of Incorporation and Bylaws are in full force and effect on and as of the date hereof without modification or amendment in any respect since November 1, 1996; (f) as of the date hereof, (i) Borrower is in existence and in corporate and tax good standing in the State of its organization, (ii) the Borrower is qualified to do business as a foreign corporation and is in corporate and tax good standing in each jurisdiction where Borrower is doing business and is required to be so qualified, (iii) Borrower does not owe franchise taxes or other taxes required to

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maintain its corporate existence and no franchise tax reports are due, and (iv)
no proceedings are pending for forfeiture of the Company's charter or for its dissolution either voluntarily or involuntarily; (g) the officer of Borrower executing this Amendment has been duly elected and is, at present, qualified and acting in the office indicated below such officer's name and is duly authorized to execute this Amendment on behalf of Borrower.

                                   ARTICLE VI
                            Miscellaneous Provisions

     6.01 Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any Other Agreement, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the Other Agreements, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

     6.02 Reference to Loan Agreement. Each of the Loan Agreement and the Other Agreements, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such Other Agreements to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

     6.03 Expenses of Lender. As provided in the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the Other Agreements executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any Other Agreements, including, without, limitation, the costs and fees of Lender's legal counsel.

     6.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     6.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

     6.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

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     6.07 Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

     6.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     6.09 Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     6.10 Final Agreement. THE LOAN AGREEMENT AND THE OTHER AGREEMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER AGREEMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND LENDER.

     6.11 Release. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT

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OR OTHER AGREEMENTS, AND THE NEGOTIATION OF AND EXECUTION OF THIS AMENDMENT.

     6.12 Permitted Overadvance Amount. The Permitted Overadvance Amount shall
(i) constitute Obligations that are secured by the Collateral and entitled to all the benefits thereof, (ii) be payable on demand and bear interest at the per annum rate applicable to the Revolving Credit Loans specified in Section 3.1(A) of the Loan Agreement and (iii) if not sooner demanded, be payable in full on March 31, 1997;

     6.13 No Future Obligations. BORROWER IS HEREBY NOTIFIED THAT THE EXISTENCE AND/OR CONTINUATION OF THE PERMITTED OVERADVANCE AMOUNT IS IN THE SOLE DISCRETION OF LENDER AND THAT LENDER RESERVES ITS RIGHT AT ANY TIME TO CEASE TO PERMIT THE CREATION OR CONTINUED EXISTENCE OF THE PERMITTED OVERADVANCE AMOUNT AND/OR TO DEMAND AT ANY TIME FROM BORROWER IMMEDIATE PAYMENT IN FULL OF THE PERMITTED OVERADVANCE AMOUNT. Borrower agrees and understands that Lender's prior willingness to make the Permitted Overadvance Amount shall in no way imply that Lender agrees to make any future Permitted Overadvance Amount in a like or similar manner. Borrower also agrees that Lender has no obligation to renew or extend the Permitted Overadvance Amount, that Lender's actions hereunder shall not constitute a waiver of any past, present or future violation or violations of any provision of the Loan Agreement or any Other Agreement, and that Lender's failure to exercise any right, privilege or remedy as a result of the matters set forth above shall not directly or indirectly in any way whatsoever either:
(i) impair, prejudice or otherwise adversely affect Lender's right at any time to exercise any right, privilege or remedy in connection with the Loan Agreement or any Other Agreement, or (ii) amend or alter any provision of the Loan Agreement or any Other Agreement, except as provided in this Amendment, or (iii) constitute any course of dealing or other basis for altering any Obligation of the Borrower or any right, privilege or remedy of Lender under the Loan Agreement or any Other Agreement.

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     IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

                                "LENDER"

                                FLEET CAPITAL CORPORATION

                                By: /s/ Hance VanBeber
                                    ------------------------------------
                                    Hance VanBeber, Vice President

                                "BORROWER"

                                LOWRANCE ELECTRONICS, INC.

                                By: /s/ Darrell J. Lowrance
                                    ------------------------------------
                                    Darrell J. Lowrance, President

                                LEI EXTRAS, INC.

                                By: /s/ Steven L. Schneider
                                    ------------------------------------
                                    Steven L. Schneider, President

                                LOWRANCE CONTRACTS, INC.

                                By: /s/ Terry R. Nimmo
                                    ------------------------------------
                                    Terry R. Nimmo, Vice President

                                SEA ELECTRONICS, INC.

                                By: /s/ Steven L. Schneider
                                    ------------------------------------
                                    Steven L. Schneider, President

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